MainStay Common Stock Fund - Summary Prospectus	February 26, 2010, as revised on August 1, 2010
TICKER SYMBOLS
Class A: MSOAX	Class I: MSOIX
Class B: MOPBX	Class R2: MSORX
Class C: MGOCX	Investor Class: MCSSX
MSCS01a-08/10 01

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund by going online to mainstayinvestments.com/documents, by calling 800-MAINSTAY (624-6782) or by sending an e-mail to MainStayShareholderServices@nylim.com. The Fund's Prospectus and Statement of Additional Information, both dated February 26, 2010, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund seeks long-term growth of capital, with income as a secondary consideration.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section on page 58 of the Prospectus and in the "Alternative Sales Arrangements" section on page 122 of the Statement of Additional Information.

	Investor Class	Class A	Class B	Class C	Class I	Class R2
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None	None	5.00%	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's daily net assets)[1]	0.57%	0.57%	0.57%	0.57%	0.57%	0.57%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None	0.25%
Other Expenses	0.91%	0.16%	0.92%	0.92%	0.16%	0.26%
Acquired (Underlying) Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.75%	1.00%	2.51%	2.51%	0.75%	1.10%
1

The management fee is an annual percentage of the Fund's average daily net assets as follows: 0.550% on assets up to $500 million; 0.525% on assets from $500 million to $1 billion and 0.500% on assets in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investment Management LLC ("New York Life Investments") under a separate fund accounting agreement. This addition to the management fee amounted to 0.02% of the Fund's average daily net assets, but did not result in a net increase in the Fund's "Total Annual Fund Operating Expenses."

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses after	Investor	Class A	Class B		Class C		Class I	Class R2
	Class		Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 year	$718	$646	$254	$754	$254	$354	$77	$112
3 years	$1,071	$851	$782	$1,082	$782	$782	$240	$350
5 years	$1,447	$1,072	$1,335	$1,535	$1,335	$1,335	$417	$606
10 years	$2,499	$1,707	$2,659	$2,659	$2,846	$2,846	$930	$1,340

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 138% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in common stocks.

Investment Process: Madison Square Investors LLC, the Fund's Subadvisor, seeks to identify companies that are considered to have a high probability of outperforming the S&P 500® Index over the following six to twelve months. The Subadvisor uses a quantitative process that ranks stocks based on traditional value measures, earnings quality and technical factors. These stocks are then generally held in larger or smaller proportions based on their relative attractiveness. The Subadvisor may also use short term trading strategies that seek to realize returns over shorter periods. The Fund normally invests in common stocks of well-established U.S. companies, primarily those with large capitalizations. The Fund normally invests in companies with market capitalizations that, at the time of investment, are similar to companies in the S&P 500® Index and the Russell 1000® Index.

The Fund is managed with a core orientation (including growth and value equity securities). The Subadvisor uses a bottom-up approach that assesses stocks based on their individual strengths, rather than focusing on the underlying sectors/industries of those stocks or on general economic trends.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the relative valuation of the security compared to the Fund's universe and the issuer's industry, and meaningful changes in the issuer's financial condition.

Principal Risks

Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.

Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or poor security selection, which could cause the Fund to underperform other funds with similar objectives.

Common Stock Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate changes that can adversely affect the value of the Fund's holdings.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or that they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

Short Term Trading Risk: Due to its trading strategies, the Fund may experience a portfolio turnover rate of greater than 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will generally pay taxes, even if you do not sell any shares by year-end).

Recent Market Events Risk: Domestic and international markets have recently experienced a period of acute stress that started in the financial sector and then moved to other sectors of the world economy. This stress resulted in extreme volatility in equity markets and stock prices. In some cases, the prices of certain stocks declined sharply even though the financial condition or prospects of that company remained sound. Although market stresses have declined somewhat since their peak, the markets remain uncertain and periods of acute stress may return. These market conditions tend to add significantly to the risk of short-term volatility of the Fund.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of two broad-based securities market indices. The Fund has selected the S&P 500® Index as its primary benchmark index. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The Fund has selected the Russell 1000® Index as its secondary benchmark index. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class I shares, first offered on December 28, 2004, include historical performance of Class A shares through December 27, 2004. Investor Class shares were first offered on February 28, 2008 and Class R2 shares were first offered on December 14, 2007. Performance figures for Investor Class shares include the historical performance of Class A shares through February 27, 2008. As of the date of this Prospectus, Class R2 shares have not yet commenced operations. As a result, the performance figures for Class R2 shares include the historical performance of Class A shares through December 31, 2009. The performance for newer share classes is adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for the newer classes might have been lower. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Annual Returns, Class B Shares

(by calendar year 2000-2009)

Best Quarter
3Q/09	14.68%
Worst Quarter
4Q/08	-22.08%

Average Annual Total Returns
(for the periods ended December 31, 2009)
	1 year	5 years	10 years
Return Before Taxes
Investor Class	13.06%	-2.08%	-3.06%
Class A	13.69%	-1.91%	-2.98%
Class B	13.76%	-2.05%	-3.24%
Class C	17.74%	-1.70%	-3.24%
Class I	20.72%	-0.27%	-2.05%
Class R2	20.19%	-0.90%	-2.53%
Return After Taxes on Distributions
Class B	13.75%	-2.48%	-3.48%
Return After Taxes on Distributions and Sale of Fund Shares
Class B	8.97%	-1.77%	-2.71%
S&P 500® Index
(reflects no deductions for fees, expenses, or taxes)	26.46%	0.42%	-0.95%
Russell 1000® Index
(reflects no deductions for fees, expenses, or taxes)	28.43%	0.79%	-0.49%

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares. After-tax returns for the other share classes may vary.

Management

New York Life Investments serves as the Fund's Manager. Madison Square Investors LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers, Title	Service date
Madison Square Investors LLC	Harvey Fram, Director	Since 2004
	Migene Kim, Director	Since 2007

How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial intermediary or other financial institution, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401 Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class, Class B, or Class C shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with MainStay Investments; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class, Class B and Class C shares. However, for Investor Class, Class B, or Class C shares purchased through AutoInvest, a monthly systematic investment plan, a $500 initial investment minimum ($50 for subsequent purchases) applies. Class R2 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Dealers" in the "Shareholder Guide" section on page 59 of the Prospectus.